Exhibit 10.5

Execution Version

WARRANT PURCHASE AGREEMENT

This WARRANT PURCHASE AGREEMENT (the “Agreement”), dated as of September 23, 2025 (the “Effective Date”), is by and between Brera Holdings PLC, a public limited company incorporated in the Republic of Ireland (the “Company”), and the investors identified on the signature pages hereto (including their successors and assigns, each an “Investor” and collectively the “Investors”, and together with the Company, the “Parties” and each a “Party”).

RECITALS

A. The Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”);

B. The Company has authorized the issuance to the Investors of warrants to acquire Class B ordinary shares, nominal value US$0.05 per share (the “Ordinary Shares”), substantially in the form attached hereto as Exhibit A (the “Warrants”) (the Ordinary Shares issuable upon exercise of the Warrants, collectively, the “Warrant Shares”);

C. Subject to and conditioned upon, the closing of the transactions contemplated by that certain that certain Securities Purchase Agreement, dated as of the Effective Date, with the purchasers named therein, for the private placement of the Ordinary Shares (the “PIPE Transaction” and such agreement, the “PIPE SPA”), the Investors wish to purchase, and the Company wishes to sell, at the Closing (as defined below), upon the terms and conditions stated in this Agreement, the Warrants; and

D. The Warrants and the Warrant Shares are collectively referred to herein as the “Securities.”

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors, hereby agree as follows:

1.	PURCHASE AND SALE OF WARRANTS.

(a) Purchase of Warrants. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6(a) and 7(a) below, the Company shall issue and sell to each Investor, and each Investor, jointly and not severally, agrees to purchase from the Company on the Closing Date (as defined below) Warrants to initially acquire up to that aggregate number of Warrant Shares underlying the Warrants as set forth on each Investor’s signature page hereto (the “Closing”).

(b) Closing Date. The date and time of the Closing (the “Closing Date”) shall be the date and time of (or such time immediately following) the closing of the PIPE Transaction, so long as the Closing set forth in Sections 6(a) and 7(a) below are satisfied or waived (or such other date as is mutually agreed to by the Company and the Investors). As used herein “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in either The City of New York or Ireland are authorized or required by law to remain closed.

(c) Form of Payment. At the Closing, (i) each Investor, shall pay the amount for the Warrants as set forth on each Investor’s signature page hereto in U.S. dollars to the Company through the procedures communicated by the Company, and (ii) the Company shall deliver to each Investor Warrants to initially acquire up to that aggregate number of Warrant Shares underlying the Warrants, as set forth on each Investor’s signature page hereto. The Investors and the Company acknowledge that the amount paid at Closing shall include the nominal value of Warrant Shares which may be issued in accordance with paragraph 4(c) of the Warrants and that such amount shall be held by the Company to each Investor’s order pending exercise of the Warrants.

2.	INVESTORS REPRESENTATIONS AND WARRANTIES.

The Investors represent and warrant to the Company that, as of the date hereof and as of the Closing Date:

(a) Organization; Authority. Each Investor is either an individual or an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents (as defined below) (the “Transactions”) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

(b) No Public Sale or Distribution. Each Investor (i) is acquiring the Warrants, and (ii) upon exercise of the Warrants will acquire the Warrant Shares issuable upon exercise thereof, in each case, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws, except pursuant to sales registered or exempted under the 1933 Act. The Investors do not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities in violation of applicable securities laws. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Entity or any department or agency thereof.

(c) Reliance on Exemptions. Each Investor understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and each Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of each Investor set forth herein in order to determine the availability of such exemptions and the eligibility of each Investor to acquire the Securities.

(d) Information. Each Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by each Investor. Each Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by each Investor or its advisors, if any, or its representatives shall modify, amend or affect each Investor’s right to rely on the Company’s representations and warranties contained herein. Each Investor understands that its investment in the Securities involves a high degree of risk. Each Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(e) No Governmental Review. Each Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(f) Transfer or Resale. Each Investor understands that: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) Investors shall have delivered to the Company (if requested by the Company) an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) Investors provide the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule thereto) (collectively, “Rule 144”); and (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the United States Securities and Exchange Commission (the “SEC”) promulgated thereunder.

(g) Validity; Enforcement. This Agreement and the Transaction Documents to which each Investor is a party have been duly and validly authorized, executed and delivered on behalf of each Investor and shall constitute the legal, valid and binding obligations of each Investor enforceable against each Investor in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(h) No Conflicts. The execution, delivery and performance by each Investor of this Agreement and the Transaction Documents to which each Investor is a party and the consummation by each Investor of the Transactions will not (i) result in a violation of the organizational documents of each Investor, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which each Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to each Investor, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of each Investor to perform its obligations hereunder.

(i) Foreign Person. If an Investor is not a United States person (as defined by Section 7701(a)(30) of the Code), the Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. Each Investor’s subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of each Investor’s jurisdiction.

(j) Residence. The office or offices of each Investor in which it has its principal place of business is identified in the address or addresses of each Investor set forth on each Investor’s signature page or otherwise has been provided to the Company.

(k) No Other Representations or Warranties. Except for the representations and warranties contained in the Transaction Documents and in Section 3 of this Agreement, neither the Company, nor any Person on behalf of the Company, has made, and Investors have not relied on, any other representation and warranty, express or implied, relating to the Company, its Subsidiaries, the business of the Company or otherwise in connection with the Transactions or the results of operations or financial condition of the Company, including any representations or warranties as to the future sales, revenue, profitability or success of the business, or any representations or warranties arising from statute or otherwise, from a course of dealing or usage of trade.

3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to Investors that the following representations are true and correct as of the date hereof and as of the Closing Date. As used herein, the phrase “to the Company’s knowledge” shall mean the actual or constructive knowledge of any executive officer of the Company as of such time of determination, after due inquiry.

(a) Organization and Qualification. Each of the Company and each of its Subsidiaries are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of the Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below). As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any Subsidiary, individually or taken as a whole, (ii) the Transactions or (iii) the authority or ability of the Company or any of its Subsidiaries to perform any of their respective obligations under any of the Transaction Documents. Other than SS Juve Stabia Srl and Brera Strumica FC, the Company has no significant Subsidiaries. “Subsidiaries” means any Person in which the Company, directly or indirectly, (I) owns any of the outstanding share capital or holds any equity or similar interest of such Person or (II) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.”

(b) Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Company, and the consummation by the Company of the Transactions (including, without limitation, the issuance of the Warrants and the reservation for issuance and issuance of the Warrant Shares issuable upon exercise of the Warrants as of the Closing Date) have been duly authorized by the Company’s board of directors and (other than the filing of a notice of listing of additional shares with Nasdaq Stock Market LLC (“Nasdaq”), and any filing(s) required by applicable state “blue sky” securities laws, rules and regulations (together the “Securities Filings”)) no further filing, consent or authorization is required by the Company, its board of directors or its shareholders. This Agreement has been duly executed and delivered by the Company, and constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law and except as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies. “Transaction Documents” means, collectively, this Agreement, the Warrants, and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the Transactions, as may be amended from time to time.

(c) Issuance of Securities. The issuance of the Warrants at the Closing is duly authorized and upon issuance in accordance with the terms of the Transaction Documents shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) with respect to the issuance thereof. Upon exercise in accordance with the Warrants, the Warrant Shares, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights or Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Ordinary Shares. Subject to the accuracy of the representations and warranties of Investors in this Agreement, the offer and issuance by the Company of the Securities is exempt from registration under the 1933 Act.

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the Transactions (including, without limitation, the issuance of the Warrants and the Warrant Shares) will not (i) result in a violation of the Company’s Constitution (as the same may be amended or restated from time to time, the “Constitution”) (including, without limitation, any certificate of designations, as the same may be amended or restated from time to time), or any share capital or other securities of the Company, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected.

(e) Consents. Assuming the accuracy of the representations made by Investors in Section 2, the Company is not required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the Securities Filings), any Governmental Entity (as defined below) or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

(f) No Integrated Offering. None of the Company, its Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of shareholders of the Company for purposes of the 1933 Act or under any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation. None of the Company, its Subsidiaries, their affiliates nor any Person acting on their behalf have taken any action or steps that would require registration of the issuance of any of the Securities under the 1933 Act or cause the offering of any of the Securities to be integrated with other offerings of securities of the Company.

(g) Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested shareholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement), shareholder rights plan or other similar anti-takeover provision under the Constitution or other organizational documents or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to Investors as a result of the Transactions, including, without limitation, the Company’s issuance of the Securities and each Investor’s ownership of the Securities. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Ordinary Shares or a change in control of the Company.

(h) Material Liabilities; Financial Information. The Company has no liabilities or obligations, absolute or contingent (individually or in the aggregate), except obligations under contracts made in the ordinary course of business that as of the date of this Agreement would not be required to be reflected in financial statements prepared in accordance with International Financial Reporting Standard as issued by the International Accounting Standards Board, consistently applied for the periods covered thereby (“IFRS”). The Financial Statements (as defined below) fairly present in all material respects the financial position of the Company at the respective dates thereof. The Company is not currently contemplating to amend or restate any of the Financial Statements, nor is the Company currently aware of facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financials Statements to be in compliance with IFRS. The Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements.

(i) SEC Reports. Financial Statements. In the past twelve months, the Company has complied in all material respects with requirements to file all reports, schedules, forms, statements and other documents required to be filed by it under the 1933 Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the 1933 Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with IFRS, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by IFRS, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments that are not expected to be material in the aggregate. The financial statements, including the notes thereto and supporting schedules included in the SEC Reports, fairly present in all material respects the financial position and the results of operations of the Company at the dates and for the periods to which they apply; and such financial statements have been prepared in conformity with IFRS, consistently applied throughout the periods involved (provided that unaudited interim financial statements are subject to year-end audit adjustments that are not expected to be material in the aggregate and do not contain all footnotes required by IFRS); and the supporting schedules included in the SEC Reports present fairly in all material respects the information required to be stated therein. Except as disclosed in the SEC Reports, (a) the Company has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions other than in the ordinary course of business, (b) the Company has not declared or paid any dividends or made any distribution of any kind with respect to its share capital, (c) there has not been any change in the share capital of the Company (other than (i) grants under any share compensation plan and (ii) Ordinary Shares issued upon exercise of option, warrants or convertible securities described in the SEC Reports), and (d) there has not been any Material Adverse Effect in the Company’s long-term or short-term debt.

(j) Accounting Controls. The Company maintains systems of “internal control over financial reporting” (as defined under Rules 13a-15 and 15d-15 under the Exchange Act regulations) that comply in all material respects with the requirements of the Exchange Act and have been designed by, or under the supervision of, its principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with IFRS, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Based on a review conducted by executive officers of the Company, the Company’s internal control over financial reporting as of December 31, 2024, was not effective. Except as disclosed in the SEC Reports, the Company is not aware of any material weaknesses in its internal controls. The Company’s independent auditor and the audit committee of the board of directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses, if any, in the design or operation of internal controls over financial reporting which are known to the Company’s management and that have adversely affected or are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and (ii) any fraud, if any, known to the Company’s management, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

(k) Related Party Transactions. There are no business relationships or related party transactions involving the Company or any other person required to be described in the SEC Reports that have not been described as required.

(l) No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist based on events or circumstances that have occurred on or prior to the date hereof with respect to the Company, any of its Subsidiaries or any of their respective businesses, properties, liabilities, operations (including results thereof) or condition (financial or otherwise), that could reasonably be expected to have a Material Adverse Effect.

(m) Conduct of Business; Regulatory Permits. Neither the Company nor any of its Subsidiaries is in material violation of any term of or in default under its constitution, organizational charter, certificate of formation, memorandum of association, articles of association, or certificate of incorporation (including any certificate of designation) or bylaws or any other organizational documents or any of its material indebtedness, respectively. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for possible violations which would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit. There is no agreement, commitment, judgment, injunction, order or decree binding upon the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries is a party which has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or any of its Subsidiaries, any acquisition of property by the Company or any of its Subsidiaries or the conduct of business by the Company or any of its Subsidiaries as currently conducted other than such effects, individually or in the aggregate, which have not had and would not reasonably be expected to have a Material Adverse Effect on the Company or any of its Subsidiaries.

(n) [Reserved].

(o) Litigation. There is no action, suit, arbitration, proceeding, inquiry or investigation before or by any court, public board, other Governmental Entity, self-regulatory organization or body pending or, to the Company’s knowledge, threatened in writing against or affecting the Company or any of its Subsidiaries, the Ordinary Shares or any of the Company’s or its Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such. The Company is not aware of any fact which might result in or form the basis for any such action, suit, arbitration, investigation, inquiry or other proceeding. Neither the Company nor any of its Subsidiaries is subject to any order, writ, judgment, injunction, decree, determination or award of any Governmental Entity.

(p) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its filings under the Exchange Act and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

(q) Foreign Corrupt Practices Act. Neither the Company nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any other person acting on behalf of the Company, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any Governmental Entity or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) tha (i) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, might have had a Material Adverse Effect or (iii) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company. The Company has taken reasonable steps to ensure that its accounting controls and procedures are sufficient to cause the Company to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

(r) Compliance with OFAC. Neither of the Company or its Subsidiaries nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or its Subsidiaries or any other person acting on behalf of the Company, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), and the Company and its Subsidiaries will not, directly or indirectly, use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(s) Money Laundering Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any Governmental Entity involving the Company or its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(t) Sarbanes-Oxley Compliance.

(i) The Company and its Subsidiaries has developed and currently maintains disclosure controls and procedures that will comply with Rule 13a-15 or 15d-15 under the Exchange Act regulations applicable to it, and except as disclosed in the SEC Reports, such controls and procedures are effective to ensure that all material information concerning the Company or its Subsidiaries will be made known on a timely basis to the individuals responsible for the preparation of the Company’s Exchange Act filings and other public disclosure documents.

(ii) The Company and its Subsidiaries are, and on the Closing Date will be, in material compliance with the provisions of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) applicable to it, and has implemented or will implement such programs and taken reasonable steps to ensure the Company’s and its Subsidiaries future compliance (not later than the relevant statutory and regulatory deadlines therefor) with all of the material provisions of the Sarbanes-Oxley Act.

4.	COVENANTS.

(a) Commercially Reasonable Efforts. The Company and Investors shall each use commercially reasonable efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in this Agreement.

(b) Books and Records. The Company will keep proper books of record and account, in which full and correct entries shall be made of all financial transactions and the asset and business of the Company in accordance with IFRS.

(c) Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no affiliate of the Company shall, sell, offer for sale, or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the 1933 Act) that will be integrated with the offer or sale of the Securities in a manner that would require the registration under the 1933 Act of the sale of the Securities to Investors.

(d) Available Shares. The Company shall at all times keep authorized and available for issuance, free of preemptive rights, the minimum number of Warrant Shares issuable upon exercise in full of all Warrants at the exercise price in effect on such date.

(e) Securities Laws Disclosure; Publicity. The Company shall, within four (4) Trading Days following the date hereof, file a Current Report on Form 6-K report or other public disclosure disclosing the material terms of the Transactions and including this Agreement as an exhibit thereto. Investors will promptly provide any information reasonably requested by the Company or any of its affiliates for any regulatory application or filing made or to be made or approval sought in connection with the Transactions (including filings with the SEC).

(f) Exercise Procedures. The form of Exercise Notice (as defined in the Warrants) included in the Warrants set forth the totality of the procedures required of each Investor in order to exercise the Warrants.

The Company shall honor exercises of the Warrants and shall deliver the Warrant Shares in accordance with the terms, conditions and time periods set forth in the Warrants

(g) Listing of Shares. Within two (2) Business Days following the execution of this Agreement, the Company shall file with Nasdaq a listing of additional shares form reflecting the Transactions. The Company covenants to take all reasonable steps to be in compliance with all listing and maintenance requirements of Nasdaq.

5.	REGISTER; LEGENDS.

(a) Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Warrants in which the Company shall record the name and address of the Person in whose name the Warrants have been issued (including the name and address of each transferee), and the number of Warrant Shares issuable upon exercise of the Warrants held by such Person.

(b) Legends. Each Investor understands that the Securities have been issued (or will be issued in the case of the Warrant Shares) pursuant to an exemption from registration or qualification under the 1933 Act and applicable state securities laws, and except as set forth below, the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such share certificates):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [EXERCISABLE] HAVE BEEN] [THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

(c) Registration Rights. At the Closing, the Company on the one hand, and the Investors, on the other hand, shall enter into a registration rights agreement, in the form set forth as Exhibit B to this Agreement (the “Registration Rights Agreement”), pursuant to which the Company shall grant the Investors certain registration rights with respect to the Warrant Shares. The execution and delivery of the Registration Rights Agreement by the Company and the Investors shall be a condition precedent to the obligations of the parties to consummate the Transactions.

6.	CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Warrants to Investors at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing Investors with prior written notice thereof:

(a) Investors shall have executed each of the other Transaction Documents to which it is a party and delivered the same to the Company.

(b) The representations and warranties of Investors shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and Investors shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Investors at or prior to the Closing Date.

(c) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the Transactions.

(d) The closing of the PIPE Transaction shall have occurred or shall occur concurrently.

7.	CONDITIONS TO INVESTORS’ OBLIGATION TO PURCHASE.

The obligation of Investors hereunder to purchase the Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for Investors’ sole benefit and may be waived by Investors at any time in its sole discretion by providing the Company with prior written notice thereof:

(a) The Company shall have duly executed and delivered to Investors each of the Transaction Documents to which it is a party and the Company shall have duly executed and delivered to Investors the Warrants (initially for such aggregate number of Warrant Shares as set forth on Investors’ signature page hereto), as being purchased by Investors at the Closing pursuant to this Agreement.

(b) The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

(c) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the Transactions.

(d) The Company shall have obtained all governmental, regulatory or third-party consents and approvals, if any, necessary for the issuance and sale of the Securities, including without limitation, the approval of the Listing Application.

(e) Investors shall have received an opinion of Sichenzia Ross Ference Carmel LLP, the Company’s United States counsel, dated as of the Closing Date in form and substance acceptable to Investors to the effect that the Securities to be issued and sold, have been issued and sold pursuant to an exemption from registration.

(f) The closing of the PIPE Transaction shall have occurred or shall occur concurrently.

8.	TERMINATION.

This Agreement may be terminated and the Transactions may be abandoned, at any time prior to the Closing, as follows:

(a) by mutual written agreement of the Parties;

(b) by either the Investors or the Company, upon written notice, if for any reason the PIPE SPA terminates in accordance with its terms prior to the Closing;

(c) by either the Investors or the Company, if a court of competent jurisdiction or other governmental authority shall have issued a final and nonappealable order, or shall have taken any other action, having the effect of permanently restraining, enjoining or otherwise prohibiting the Transactions;

(d) by the Investors, upon a breach of any representation, warranty, covenant or agreement set forth in this Agreement by the Company or if any representation or warranty of the Company shall have become inaccurate, in either case, such that the conditions set forth in Section 7(b) would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become inaccurate; or

(e) by the Investors if the Ordinary Shares have been suspended by the SEC or Nasdaq from trading on Nasdaq.

9.	MISCELLANEOUS.

(a) Governing Law; Jurisdiction; Jury Trial.

(i) This Agreement, and any claims or proceedings arising out of this Agreement or the subject matter hereof (whether at law or equity, in contract or in tort or otherwise), shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflict of law principles thereof (or any other jurisdiction) to the extent that such principles would direct a matter to another jurisdiction.

(ii) This Agreement and all matters arising out of or relating to this Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction). Any legal suit, action, proceeding, or dispute arising out of or related to this Agreement or the Transactions may be instituted in the federal courts of the United States of America or the courts of the State of New York (the “Chosen Courts”), and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action, proceeding, or dispute.

(iii) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY BE IN CONNECTION WITH, ARISE OUT OF OR OTHERWISE RELATE TO THIS AGREEMENT, ANY INSTRUMENT OR OTHER DOCUMENT DELIVERED PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY PROCEEDING DIRECTLY OR INDIRECTLY, IN CONNECTION WITH, ARISING OUT OF OR OTHERWISE RELATING TO THIS AGREEMENT, ANY INSTRUMENT OR OTHER DOCUMENT DELIVERED PURSUANT TO THIS AGREEMENT. EACH PARTY HEREBY ACKNOWLEDGES AND CERTIFIES (i) THAT NO REPRESENTATIVE OF THE OTHER PARTIES HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTIES WOULD NOT, IN THE EVENT OF ANY ACTION OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) IT MAKES THIS WAIVER VOLUNTARILY AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS, ACKNOWLEDGMENTS AND CERTIFICATIONS CONTAINED IN THIS SECTION 9(a).

(b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(c) Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(d) Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Agreement will not in any way be affected or impaired thereby.

(e) Entire Agreement; Release.

(i) This Agreement (including the exhibits and annexes) and the Transaction Documents constitute the entire agreement among the Parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements, negotiations, understandings, and representations and warranties, whether oral or written, with respect to such matters.

(ii) Each Party acknowledges and agrees that, except for the representations and warranties expressly set forth in Section 2 and Section 3, in the Transaction Documents or in any agreement, certificate, instrument or other document delivered pursuant to this Agreement or the Transaction Documents, (i) no Party has made or is making any representations, warranties or inducements, (ii) no Party has relied on or is relying on any representations, warranties, inducements, statements, materials or information (including as to the accuracy or completeness of any statements, materials or information) and (iii) each Party hereby disclaims reliance on any representations, warranties, inducements, statements, materials or information (whether oral or written, express or implied, or otherwise) or on the accuracy or completeness of any statements, materials or information, in each case of clauses (i) through (iii), relating to or in connection with the negotiation, execution or delivery of this Agreement or any Transaction Documents, the agreements, certificates, instruments or other documents delivered pursuant to this Agreement or the Transaction Documents, or the Transactions. Each Party hereby releases, discharges, ceases and waives any and all claims, demands, liabilities, obligations, debts, damages, losses, expenses, costs and proceedings (whether in contract or in tort, in law or in equity, or granted by statute) relating to the making (or alleged making) of any representations, warranties or inducements, the disclosure or making available of any statements, materials or information (or the accuracy or completeness thereof), or the reliance on (or alleged reliance on) any representations, warranties, inducements, statements, materials or information (including the accuracy or completeness of any statements, materials or information), except for such claims, demands, liabilities, obligations, debts, damages, losses, expenses, costs and proceedings arising from fraud with respect to the representations and warranties expressly set forth in Section 2 and Section 3, in the Transaction Documents or in any agreement, certificate, instrument or other document delivered pursuant to this Agreement or the Transaction Documents

(f) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by electronic mail (provided that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s email server that such e-mail could not be delivered to such recipient); or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The mailing addresses and e-mail addresses for such communications shall be:

If to the Company:

Brera Holdings PLC

Connaught House, 5th Floor

One Burlington Road

Dublin 4, D04 C5Y6

Republic of Ireland

Attention: Chief Executive Officer

With a copy (for informational purposes only) to:

mailto:Sichenzia Ross Ference Carmel LLP

1185 Avenue of Americas. 31st Floor

New York, NY 10036 USA

Attention: Ross D. Carmel, Esq.

Email: rcarmel@srfc.law

If to Investors, to its mailing address and e-mail address set forth on each Investor’s signature page hereto, with copies to each Investor’s representatives as set forth on each Investor’s signature page hereto, or to such other mailing address and/or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s e-mail containing the time, date and recipient’s e-mail or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by e-mail or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Warrants.

(h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(i) Amendments and Modifications. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and each Investor which purchased at least majority in interest of the aggregate Warrant Shares issued or issuable pursuant to this Agreement (or, prior to the Closing, the Company and Investors) or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought, provided that if any amendment, modification or waiver disproportionately and adversely impacts an Investor, the consent of that Investor also be required. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any amendment effected in accordance with this Section 9(i) shall be binding upon Investors and the Company.

(j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the Transactions.

(k) Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

(l) Remedies. Each of the Parties acknowledges and agrees that the rights of each Party to consummate the Transactions are special, unique and of extraordinary character and that if for any reason any of the provisions of this Agreement are not performed or complied with in accordance with their terms or are otherwise breached, immediate and irreparable harm or damage would be caused for which money damages would not be an adequate remedy. Accordingly, each Party agrees that, in addition to any other available remedies a Party may have in equity or at law, each Party shall be entitled to equitable remedies against another Party for its breach or threatened breach of this Agreement, including to enforce specifically the terms and provisions of this Agreement or to obtain an injunction restraining any such breach or threatened breach of the provisions of this Agreement in the Chosen Courts, in each case, (i) without necessity of posting a bond or other form of security and (ii) without proving the inadequacy of money damages or another any remedy at law. In the event that a Party seeks equitable remedies in any proceeding (including to enforce the provisions of this Agreement or prevent breaches or threatened breaches of this Agreement), no Party shall raise any defense or objection, and each Party hereby waives any and all defenses and objections, to such equitable remedies on grounds that (x) money damages would be adequate or there is another adequate remedy at law or (y) the Party seeking equitable remedies must either post a bond or other form of security and prove the inadequacy of money damages or another any remedy at law.

(m) Expenses. Whether or not the Closing occurs, all costs and expenses incurred in connection with the preparation, negotiation, execution and performance of this Agreement, the Transaction Documents and the Transactions, including all fees and expenses of its Representatives, shall be paid by the Party incurring such expense.

[Signature page follows]

Execution Version

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

COMPANY:

Brera Holdings PLC

By:
Name:
Title:

[Signature Pages to Warrant Purchase Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its respective authorized signatory as of the date first indicated above.

Funding Amount: $1,036,80

Warrant Shares Underlying Warrants: 103,680

Name of Investor: Guy Hirsch

Signature of Authorized Signatory of Investor: /s/ Guy Hirsch

Name of Authorized Signatory: Guy Hirsch

Title of Authorized Signatory: Investor

Address for Notice to Investor:

Email Address of Authorized Signatory:

Address for Delivery of Securities to Investor (if not same as address for notice):

EIN Number: ______________________________________

Address for a mandatory copy to counsel for Investor

(which shall not constitute notice):

[Signature Pages to Warrant Purchase Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its respective authorized signatory as of the date first indicated above.

Funding Amount: $1,036,80

Warrant Shares Underlying Warrants: 103,680

Name of Investor: Keren Kalima Maimon

Signature of Authorized Signatory of Investor: /s/ Keren Maimon

Name of Authorized Signatory: Keren Maimon

Title of Authorized Signatory: __________________

Address for Notice to Investor:

Email Address of Authorized Signatory:

Address for Delivery of Securities to Investor (if not same as address for notice):

EIN Number: _____________________________________

Address for a mandatory copy to counsel for Investor

(which shall not constitute notice):

[Signature Pages to Warrant Purchase Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its respective authorized signatory as of the date first indicated above.

Funding Amount: $1,036,80

Warrant Shares Underlying Warrants: 103,680

Name of Investor: Ron Sade

Signature of Authorized Signatory of Investor: /s/ Ron Sade

Name of Authorized Signatory: Ron Sade

Title of Authorized Signatory: Partner

Address for Notice to Investor:

Email Address of Authorized Signatory:

Address for Delivery of Securities to Investor (if not same as address for notice):

EIN Number: ____________________________________

Address for a mandatory copy to counsel for Investor

(which shall not constitute notice):

[Signature Pages to Warrant Purchase Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its respective authorized signatory as of the date first indicated above.

Funding Amount: $1,036,80

Warrant Shares Underlying Warrants: 103,680

Name of Investor: Alyazi Saeed Ahmed Alkhattal Almheiri

Signature of Authorized Signatory of Investor: /s/ Alyazi Saeed Ahmed Alkhattal Almheiri

Name of Authorized Signatory: Alyazi Saeed Ahmed Alkhattal Almheiri

Title of Authorized Signatory:

Address for Notice to Investor:

Email Address of Authorized Signatory:

Address for Delivery of Securities to Investor (if not same as address for notice):

EIN Number: ____________________________________

Address for a mandatory copy to counsel for Investor

(which shall not constitute notice):

[Signature Pages to Warrant Purchase Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its respective authorized signatory as of the date first indicated above.

Funding Amount: $2,073.60

Warrant Shares Underlying Warrants: 207,360

Name of Investor: Tariq Salem Ebraheem Alsaman Alnuaimi

Signature of Authorized Signatory of Investor: /s/ Tariq Salem Ebraheem Alsaman Alnuaimi

Name of Authorized Signatory: Tariq Salem Ebraheem Alsaman Alnuaimi

Title of Authorized Signatory:

Address for Notice to Investor:

Email Address of Authorized Signatory:

Address for Delivery of Securities to Investor (if not same as address for notice):

EIN Number: _____________________________________

Address for a mandatory copy to counsel for Investor

(which shall not constitute notice):

[Signature Pages to Warrant Purchase Agreement]

Exhibit A

Form of Warrant

[See attached]

Form of Warrant

NEITHER THIS WARRANT NOR THE SECURITIES INTO WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.

BRERA HOLDINGS PLC

CLASS B ORDINARY SHARE PURCHASE WARRANT

Warrant No. _______________	Original Issue Date: September [●], 2025
Initial Holder:	No. of Shares Subject to Warrant: ____________________
Initial Exercise Price Per Share: $1.50 (subject to the adjustment pursuant to Section 9)
Expiration Time: 5:00 p.m., Eastern time, on ______________, 2030

Brera Holdings PLC, a public limited company incorporated in the Republic of Ireland (the “Company”), hereby certifies that, for value received, the Initial Holder shown above, or its permitted registered assigns (the “Holder”), is entitled to purchase from the Company up to the number of Class B Ordinary Shares, $0.05 nominal value per share (the “Class B Ordinary Shares”), shown above (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at the exercise price shown above (as may be adjusted from time to time as provided herein, the “Exercise Price”), at any time and from time to time on or after the original issue date indicated above (the “Original Issue Date”) and through and including the expiration time shown above (the “Expiration Time”), and subject to the following terms and conditions:

This Warrant is being issued pursuant to a Warrant Purchase Agreement, dated September [•], 2025 (the “Warrant Purchase Agreement”), by and among the Company, the Initial Holder and the other parties thereto.

1. Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Warrant Purchase Agreement.

2. List of Warrant Holders. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder (which shall include the Initial Holder or, as the case may be, any registered assignee to which this Warrant is permissibly assigned hereunder from time to time). The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

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3. List of Transfers; Restrictions on Transfer. The Company shall register any transfer of all or any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto as Exhibit B duly completed and signed, to the Company at its address specified herein. Upon any such registration or transfer, a new Warrant to purchase Class B Ordinary Shares, in substantially the form of this Warrant (any such new Warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations in respect of the New Warrant that the Holder has in respect of this Warrant.

4. Exercise and Duration of Warrant.

(a) All or any part of this Warrant shall be exercisable by the registered Holder in any manner permitted by this Section 4 at any time and from time to time on or after the Original Issue Date and through and including the Expiration Time. At the Expiration Time, the portion of this Warrant not exercised prior thereto shall be and become void and of no value and this Warrant shall be terminated and shall no longer be outstanding.

(b) The Holder may exercise this Warrant by delivering to the Company: (i) an exercise notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), completed and duly signed, and (ii) if such Holder is not utilizing the cashless exercise provisions set forth in this Warrant, payment by wire transfer of immediately available funds to an account designated by the Company of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised. The date such items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date.” Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

(c) Cashless Exercise. In lieu of exercising this Warrant by making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Exercise Price, the Holder may elect to receive the number of Class B Ordinary Shares equal to the value of this Warrant (or the portion thereof being exercised), by surrender of this Warrant to the Company, together with the exercise form attached hereto, in which event the Company will issue to the Holder the number of Class B Ordinary Shares in accordance with the following formula (a “Cashless Exercise”):

X	=	Y(A-B) A

Where,

X	=	The number of Class B Ordinary Shares to be issued to the Holder;

Y	=	The number of Class B Ordinary Shares for which the Warrant is being exercised;

A	=	The fair market value of one Class B Ordinary Share; and

B	=	The Exercise Price.

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For purposes of Section 4(c), the fair market value means, for any date, the price determined by the first of the following clauses that applies: (a) if the Class B Ordinary Shares are then listed or quoted on an Eligible Market, the value shall be deemed to be the highest daily price on any trading day on such Eligible Market on which the Class B Ordinary Shares are then listed or quoted as reported by Bloomberg L.P. (based on New York City time) during the five trading days preceding the exercise, (b) if the OTCQB Venture Market (“OTCQB”) service or the OTCQX Best Market (“OTCQX”) service of OTC Markets Group Inc. (or a similar organization or agency succeeding to its functions of reporting prices, the “OTC Markets Group”) is not an Eligible Market, the value shall be deemed to be the highest daily price on any trading day on the OTCQB or the OTCQX on which the Class B Ordinary Shares are then quoted as reported by Bloomberg L.P. (based on New York City time) during the five trading days preceding the exercise, as applicable, (c) if the Class B Ordinary Shares are not then listed or quoted for trading on the OTCQB or the OTCQX and if prices for the Class B Ordinary Shares are then quoted on the Pink Open Market service of OTC Markets (or a similar organization or agency succeeding to its functions of reporting prices) (the “Pink Sheets”), the value shall be deemed to be the highest daily price on any trading day on the Pink Sheets on which the Class B Ordinary Shares are then quoted as reported by OTC Markets Group (based on New York City time) during the five trading days preceding the exercise, or (d) in all other cases, the fair market value of a Class B Ordinary Share as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company. “Eligible Market” means The New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, any Electronic Communication Network or any Alternative Trade Facility.

For purposes of Rule 144(d) promulgated under the Securities Act, as in effect on the date hereof, assuming the Holder is not an affiliate of the Company, it is intended that the Warrant Shares issued in a Cashless Exercise shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the closing date of the Offering pursuant to which the Company was obligated to issue this Warrant.

(d) The Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant pursuant to the terms hereof.

5. Delivery of Warrant Shares.

(a) Upon exercise of this Warrant, the Company shall promptly (but in no event later than two (2) business days after the Exercise Date) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or book entry receipt for the Warrant Shares issuable upon such exercise, free of restrictive legends. The Holder, or any Person permissibly so designated by the Holder to receive Warrant Shares, shall be deemed to have become the holder of record of such Warrant Shares as of the Exercise Date. The Company shall, upon the written request of the Holder, use its best efforts to deliver, or cause to be delivered, Warrant Shares hereunder electronically through the Depository Trust and Clearing Corporation or another established clearing corporation performing similar functions, if available; provided, that, the Company may, but will not be required to, change its transfer agent if its current transfer agent cannot deliver Warrant Shares electronically through the Depository Trust and Clearing Corporation. If as of the time of exercise the Warrant Shares constitute restricted or control securities, the Holder, by exercising, agrees not to resell them except in compliance with all applicable securities laws.

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(b) To the extent permitted by law, the Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance that might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates or book entry receipts representing Class B Ordinary Shares upon exercise of the Warrant as required pursuant to the terms hereof.

(c) If the Company fails to cause its transfer agent to transmit to the Holder a certificate(s) or book entry receipt(s) (either physical or electronic) representing the Warrant Shares pursuant to the terms hereof by applicable delivery date, then, the Holder will have the right to rescind such exercise.

6. Charges, Taxes and Expenses. Issuance and delivery of certificates or book entry receipts for Class B Ordinary Shares upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates or book entry receipts, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the registration of any certificates or book entry receipts for Warrant Shares or the Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.

8. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Class B Ordinary Shares, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares that are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

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9. Certain Adjustments to Exercise Price. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

(a) Adjustments for Share Splits and Combinations and Share Dividends. If the Company shall at any time or from time to time after the date hereof, effect a share split or combination of the outstanding Class B Ordinary Shares or pay a share dividend in Class B Ordinary Shares, then the Exercise Price shall be proportionately adjusted. Any adjustments under this Section 9(a) shall be effective at the close of business on the date the share split or combination becomes effective or the date of payment of the share dividend, as applicable.

(b) Merger Sale, Reclassification, etc. In case of any: (i) consolidation or merger (including a merger in which the Company is the surviving entity), (ii) sale or other disposition of all or substantially all of the Company’s assets or distribution of property to shareholders (other than distributions payable out of earnings or retained earnings), or reclassification, change or conversion of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the shares or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof (each, a “Fundamental Transaction”), then in each such case the Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant in accordance with the provisions of this Section 9(b) pursuant to written agreements in form and substance reasonably satisfactory to the Holder prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of share capital of such Successor Entity (or its parent entity) equivalent to the Class B Ordinary Shares acquirable and receivable upon exercise of this Warrant prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such share capital (but taking into account the relative value of the Class B Ordinary Shares pursuant to such Fundamental Transaction and the value of such share capital, such number of share capital and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein.

10. No Fractional Shares. No fractional Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares that would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the Exercise Price.

11. Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be delivered in accordance with the procedures set forth in the Warrant Purchase Agreement.

12. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

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13. Miscellaneous.

(a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder, or their successors and assigns.

(b) All questions concerning the construction, validity, enforcement and interpretation of this Warrant and the Warrant Purchase Agreement shall be governed by and construed and enforced solely and exclusively in accordance with the laws of Ireland without reference to the principles thereof relating to the conflict of laws. The Company and Holder agree that courts of competent jurisdiction in Dublin, Ireland shall have jurisdiction with regard to any action arising out of any breach or alleged breach of this Agreement. The Company and Holder agree to submit to the personal jurisdiction of such courts and any other applicable court within Ireland. The Company and Holder further agree that the mailing of any process shall constitute valid and lawful process against each Party hereto. The Company and Holder waive any claim that any of the foregoing courts is an inconvenient forum. EACH PARTY HERETO (INCLUDING ITS AFFILIATES, AGENTS, OFFICERS, DIRECTORS AND EMPLOYEES) HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(c) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(d) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

(e) Prior to exercise of this Warrant, the Holder hereof shall not, by reason of being a Holder, be entitled to any rights of a shareholder with respect to the Warrant Shares.

(f) No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Class B Ordinary Shares or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

BRERA HOLDINGS PLC

By:
Name:	Fabio Scacciavillani
Title:	Chief Executive Officer

EXHIBIT A

EXERCISE NOTICE

TO:	BRERA HOLDINGS PLC

(the “Company”)

(1) The undersigned hereby elects to purchase _______________Warrant Shares of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐ in lawful money of the United States under Section 4(b); or

☐ if permitted Cashless Exercise in accordance with the formula under Section 4(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_________________________________

[SIGNATURE OF HOLDER]

Name of Holder: _____________________________________________________________________

Signature of Authorized Signatory of Holder: _______________________________________________

Name of Authorized Signatory: ___________________________________________________________

Title of Authorized Signatory: ____________________________________________________________

Date: _______________________________________________________________________________

EXHIBIT B

FORM OF ASSIGNMENT

To be completed and signed only upon transfer of Warrant

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto_______________ the right represented by the within Warrant to purchase Class B Ordinary Shares to which the within Warrant relates and appoints any officer of the Company attorney to transfer said right on the books of the Company with full power of substitution in the premises.

Dated: __________________________	TRANSFEROR:

Print name

By:

Title:

TRANSFEREE:

Print name

By:

Title:

WITNESS:	Address of Transferee:

Print name

Exhibit B

Form of Registration Rights Agreement

[See attached]

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is dated as of September 22, 2025, by Brera Holdings PLC, a public limited company incorporated in the Republic of Ireland (the “Company”), and the Persons identified as “Investors” on the signature pages hereto (each an “Investor” and collectively, the “Investors”) (for each Investor, together with its respective successors and assigns).

WHEREAS, the Company has agreed to provide certain registration rights to the Investors in order to induce the Investors to enter into that certain Warrant Purchase Agreement by and among the Company and the Investors dated as of the date hereof (the “Warrant Purchase Agreement”).

Now, therefore, in consideration of the mutual promises and the covenants as set forth herein, the parties hereto hereby agree as follows:

1. Definitions. Unless the context otherwise requires, capitalized words and terms used herein without definition and defined in the Warrant Purchase Agreement are used herein as defined therein. Notwithstanding the foregoing, as used herein the capitalized words and terms defined in this Section 1 shall have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms herein defined:

“Agreement” means this Registration Rights Agreement, as the same may be amended, modified, or supplemented in accordance with the terms hereof.

“Board” means the Board of Directors of the Company.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

“Company” has the meaning assigned to it in the introductory paragraph of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934 (or successor statute).

“Excluded Forms” means Registration Statements under the Securities Act on Forms S-4 and S-8 or any successors.

“Filing Date” has the meaning assigned to it in Section 3(a) of this Agreement.

“Investor(s)” has the meaning assigned to it in the introductory paragraph of this Agreement.

“Person” includes any natural person, corporation, trust, association, company, exempted company, partnership, joint venture, limited liability company and other entity and any government, governmental agency, instrumentality, or political subdivision.

“Proposed Registration” means any proposed Registration Statement to be filed pursuant to this Agreement.

The terms “register” “registered” and “registration” refer to a registration effected by preparing and filing a Registration Statement on other than any of the Excluded Forms in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement.

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“Registration Statement” means any registration statement filed by the Company on behalf of the Investor that covers the resale of Registrable Securities under the provisions of this Agreement.

“Registrable Securities” means the Class B Ordinary Shares underlying the Warrants.

“Representatives” means all shareholders, officers, directors, members, managers, partners, employees and agents.

“Rule 144” has the meaning assigned to it in Section 7 of this Agreement.

“SEC” means the Securities and Exchange Commission or any other governmental body at the time administering the Securities Act.

“Securities Act” means the Securities Act of 1933 (or successor statute).

“Selling Expenses” means all selling commissions, underwriting discounts, other fees paid by the Investors to a broker-dealer, finder’s fees, and stock transfer taxes applicable to the Registrable Securities contained in a Registration Statement for the benefit of any Investor.

“Warrant Purchase Agreement” has the meaning assigned to it in the Recitals of this Agreement.

“Warrants” mean the Class B Ordinary Share Purchase Warrants purchased by the Investors pursuant to the Warrant Purchase Agreement.

2. Required Registration. Within 30 days after the Closing, the Company shall file with the SEC a Registration Statement on Form F-3, or, if the Company is not then eligible to use Form F-3, on Form F-1, or any successor form covering the sale of all of the Registrable Securities.

3. Obligations of the Company. If and whenever the Company is required by the provisions hereof to effect or cause the registration of any Registrable Securities under the Securities Act as provided herein, the Company shall:

(a) prepare and file with the SEC within the timeframe specified in Section 2, a Registration Statement with respect to such Registrable Securities (the “Filing Date”), and use its commercially reasonable efforts to cause such Registration Statement to become effective within 45 days after the Filing Date if the Staff of the SEC indicates to the Company that such Registration Statement will be subject to a “limited” review, or use its best efforts to cause such Registration Statement to become effective within 60 days after the Filing Date if the Staff of the SEC indicates to the Company that such Registration Statement will be subject to a “full” review, and to remain effective until the sale or other disposition of all Registrable Securities covered by such Registration Statement has occurred during such period in accordance with the intended methods of disposition by the Investors set forth in such Registration Statement (the “Effectiveness Period”), provided that before filing a Registration Statement or any amendment or supplement thereto, the Company will at least three Business Days prior to making any such filing furnish to each Investor a copy of the Registration Statement, as amended if applicable and any response letter or other correspondence to the Staff of the SEC proposed to be filed or submitted, and provide each Investor with a reasonable opportunity to review and provide comments or input on such Registration Statement and response letter or other correspondence, and address such comments or input so received from each Investor in good faith, prior to filing or submitting such documents. Notwithstanding anything to the contrary set forth herein, each Investor shall have the ability to approve, prior to filing or submission of any of the foregoing materials, any disclosure or communication with the SEC which directly relates to such Investor and the sale of Registrable Securities. Notwithstanding the above 45-day or 60-day periods, if the Staff of the SEC indicates to the Company that an applicable Registration Statement will not be reviewed, the Company shall promptly, but in no event later than two Business Days thereafter, cause such Registration Statement to become effective;

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(b) subject to complying with Section 3(a), prepare and file with the SEC such amendments to any such Registration Statement (including post-effective amendments) and supplements to the prospectus included therein as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act during the Effectiveness Period;

(c) furnish to each Investor such number of copies of such Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such Registration Statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as such Investor may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Investor;

(d) make such filings under the securities or blue sky laws of such states or commonwealths as an Investor may reasonably request to enable such Investor to consummate the sale;

(e) promptly notify each Investor at any time when a prospectus relating to their Registrable Securities is required to be delivered under the Securities Act, of the Company’s becoming aware that the prospectus included in the related Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to such Investor a reasonable number of copies of a prospectus supplement or amendment so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus, as supplemented or amended, shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. In such event, the Company shall file a Form 6-K or amended prospectus or prospectus supplement within four Business Days in order to permit the Investor to be able to sell the Registrable Securities, which shall prior to filing first be provided to such Investor with a reasonable opportunity to review and provide comments and input;

(f) otherwise comply with all applicable rules and regulations of the SEC and to perform its obligations hereunder;

(g) cause the Registrable Securities to continue to be listed on the Principal Market;

(h) provide a transfer agent for all Registrable Securities and promptly pay all fees and costs of the transfer agent;

(i) notify the Investors of any stop order threatened or issued by the SEC and take all actions reasonably necessary to prevent the entry of such stop order or to remove it if entered; and

(j) promptly email the Investors copies of all comment letters, response letters and other communications from and with the Staff of the SEC, file an amendment to a Registration Statement within five Business Days, subject to extension upon consent of the Investors (which consent shall not be unreasonably withheld), after receipt of a comment letter or oral comments, and request acceleration of the effectiveness of the Registration Statement within two Business Days after the Company or its counsel has been advised that the Staff of the SEC will not review or has no further comments thereon, subject in each case to the Investors’ right to receive, and have a reasonable opportunity to review and provide comments and input on, such documents or communications prior to their respective filing or submission, as applicable.

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(k) For purposes of this Agreement, any requirement on the part of the Company to provide, furnish copies of, notify and give an opportunity to provide comments or input regarding the Registration Statement, amendments, supplements, correspondence or other documents and communications to or with the SEC relating to the Registration Statement or otherwise contemplated by this Agreement to an “Investor” shall be deemed to include the Investor’s legal counsel, in addition to the Investor itself.

Subject to the Company’s ongoing compliance with Section 7, the Company’s obligations under this Section 3 with respect to any Registrable Securities proposed to be sold by an Investor shall not apply if, in the written opinion of counsel to the Company which has been issued to and accepted by the Transfer Agent with respect to such Registrable Securities and any other applicable third parties whose acceptance or approval thereof is necessary to effect a sale of such Registrable Securities by an Investor, all such Registrable Securities proposed to be sold by such Investor may then be sold unconditionally without registration in any ninety (90) day period pursuant to Rule 144 promulgated under the Securities Act without any limitations on volume. This paragraph shall cease to apply as to the Registrable Securities if and whenever such opinion of counsel has been withdrawn or rescinded or otherwise fails to comply with the conditions set forth in the preceding sentence, or if such conditions are otherwise not satisfied.

4. Other Procedures.

(a) Subject to the remaining provisions of this Section 4 and the Company’s general obligations under Section 3, the Company shall be required to maintain the effectiveness of a Registration Statement until the sale or other disposition of all Registrable Securities.

(b) In consideration of the Company’s obligations under this Agreement, each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) herein, such Investor shall forthwith discontinue its sale of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until the Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by said Section 3(e).

(c) The Company’s obligation to file any Registration Statement or amendment including a post-effective amendment with respect to an Investor’s Registrable Securities, shall be subject to such Investor, as applicable, furnishing to the Company in writing such information and documents regarding the Investor and the distribution of such Investor’s Registrable Securities as may reasonably be required to be disclosed in the Registration Statement in question by the rules and regulations under the Securities Act or under any other applicable securities or blue sky laws of the jurisdiction referred to in Section 3(d) herein. The Company’s obligations are also subject to the Investor promptly executing any representation letter concerning compliance with Regulation M under the Exchange Act (or any successor rule or regulation). If an Investor fails to provide all of the information required by this Section 4(c), the Company shall have no obligation to include its Registrable Securities in a Registration Statement or it may withdraw such Investor’s Registrable Securities from the Registration Statement without incurring any penalty or otherwise incurring liability to such Investor.

(d) If any such registration or comparable statement refers to an Investor by name or otherwise as a shareholder of the Company, but such reference to such Investor by name or otherwise is not required by the Securities Act or the rules thereunder, then such Investor shall have the right to require the deletion of the reference to such Investor, as may be applicable.

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(e) If as result of an SEC Staff policy, rule, or regulation or for any other reason, the Company is unable to register all Registrable Securities in one Registration Statement, then upon 30 days (or such earlier time as is permitted by the Staff of the SEC or any rule of the SEC) after any Registration Statement filed pursuant to this Agreement is declared effective by the SEC, the Company shall file another Registration Statement including all of the remaining Registrable Securities of the Investor, in which event the conditions of this Agreement shall apply; provided, however, in no event shall the Company delay the effective date of any Registration Statement for more than two Business Days after receipt of notice from the SEC Staff that it will either not review a Registration Statement or it has no further comments with respect to a Registration Statement.

5. Registration Expenses. In connection with any registration of Registrable Securities pursuant to Section 2, the Company shall, whether or not any such registration shall become effective, from time to time, pay all expenses (other than Selling Expenses) incident to its performance of or compliance, including, without limitation, all registration, and filing fees, fees and expenses of compliance with securities or blue sky laws, word processing, printing and copying expenses, messenger and delivery expenses, fees and disbursements of counsel for the Company and all independent public accountants and other Persons retained by the Company.

6. Indemnification.

(a) In the event of any registration of any shares of Common Stock under the Securities Act pursuant to this Agreement, the Company shall indemnify, defend and hold harmless each Investor, its Affiliates, and their respective Representatives, successors and assigns, from and against any losses, claims, damages or liabilities, joint or several, to which such Investor, its Affiliates, and its respective Representatives, successors and assigns may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or any document incident to registration or qualification of any Registrable Securities pursuant to Section 3(d) herein, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act, or state securities or blue sky laws or relating to action or inaction required of the Company in connection with such registration or qualification under the Securities Act or such state securities or blue sky laws. If the Company fails to defend an Investor, its Affiliates, and its respective Representatives, successors and assigns, as applicable, as required by Section 6(c) herein, it shall reimburse (after receipt of appropriate documentation) such Investor, its Affiliates, and its respective Representatives, successors and assigns for any legal or any other reasonable and documented out-of-pocket expenses incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to such Investor, its Affiliates, or its respective Representatives, successors or assigns in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said Registration Statement, said preliminary prospectus, said prospectus, or said amendment or supplement or any document incident to registration or qualification of any Registrable Securities pursuant to Section 3(d) hereof in reliance upon and in conformity with written information furnished to the Company by such Investor, its Affiliates, or its respective Representatives, successors or assigns specifically for use in the preparation thereof.

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(b) In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Investors shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 6(a)) the Company, each director of the Company, each officer of the Company who signs such Registration Statement, the Company’s attorneys and auditors and any Person who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability that arises out of or is based upon any untrue statement or omission from such Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if and to the extent that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by an Investor specifically for use in the preparation of such Registration Statement, preliminary prospectus, final prospectus or amendment or supplement.

(c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in Section 6(a) or (b), such indemnified party shall, if a claim in respect thereof is made against an indemnifying party, give written notice to such indemnifying party of the commencement of such action. The indemnifying party shall be relieved of its obligations under this Section 6(c) if and to the extent that the indemnified party delays in giving notice and the indemnifying party is damaged or prejudiced by the delay. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so as to assume the defense thereof, the indemnifying party shall be responsible for any legal or other expenses subsequently incurred by the indemnifying party in connection with the defense thereof, provided, however, that, if counsel for an indemnified party shall have reasonably concluded that there is an actual or potential conflict of interest between the indemnified party and the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, and such indemnifying party shall reimburse such indemnified party for the reasonable and documented fees and expenses of counsel (including local counsel, if applicable) retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this Section 6. Provided, further, that in no event shall any indemnification by an Investor under this Section 6 exceed the net proceeds from the sale of Registrable Securities received by such Investor. No indemnified party shall make any settlement of any claims indemnified against hereunder without the written consent of the indemnifying party, which consent shall not be unreasonably withheld. In the event that any indemnifying party enters into any settlement without the written consent of the indemnified party, the indemnifying party shall not consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff of a release of such indemnified party from all liability in respect to such claim or litigation.

(d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which (i) any indemnified party makes a claim for indemnification pursuant to this Section 6, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required in circumstances for which indemnification is provided under this Section 6; then, in each such case, the Company and each the Investor shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject as is appropriate to reflect the relative fault of the Company and such Investor in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, it being understood that the parties acknowledge that the overriding equitable consideration to be given effect in connection with this provision is the ability of one party or the other to correct the statement or omission (or avoid the conduct or take an act) which resulted in such losses, claims, damages or liabilities, and that it would not be just and equitable if contribution pursuant hereto were to be determined by pro-rata allocation or by any other method of allocation which does not take into consideration the foregoing equitable considerations. Notwithstanding the foregoing, (i) no Investor shall be required to contribute any amount in excess of the net proceeds to it of all Registrable Securities sold by it pursuant to such Registration Statement, and (ii) no Person who is guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

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7. Rule 144. As long as an Investor holds Registrable Securities or Registrable Securities are underlying securities held by an Investor that are restricted securities (as that term is used in Rule 144), the Company covenants that it will (i) make and keep public information available, as those terms are understood and defined in Rule 144, at all times, (ii) file in a timely manner the reports and other documents required to be filed under the Securities Act or the Exchange Act and the rules and regulations adopted by the SEC thereunder, (iii) furnish to such Investor promptly upon request (x) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and the Exchange Act, (y) a copy of the most recent annual or quarterly report of the Company, and (z) such other information as such Investor may reasonably request, and (iv) cooperate with such Investor and respond as promptly as possible to any requests from the Investor in connection with Rule 144 transfers of restricted securities, in each case to enable such Investor to sell its Registrable Securities without registration under the Securities Act within the limitation of the exemption provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC (collectively, “Rule 144”); provided, however, nothing contained in this Section 7 or elsewhere in this Agreement shall prevent the Company from consummating a transaction in which another entity acquires it through a merger or similar transaction.

8. Severability. In the event any parts of this Agreement are found to be illegal, unenforceable or void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the illegal, unenforceable or void parts were deleted.

9. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual, facsimile or “.pdf” signature.

10. Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

11. Notices and Addresses. All notices, approvals, requests, demands and other communications hereunder shall be delivered or made in the manner set forth in, and shall be effective in accordance with the terms of, the Warrant Purchase Agreement.

12. Attorneys’ Fees. In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding relating to this Agreement is filed, the prevailing party shall be entitled to an award by the court of reasonable attorneys’ fees, costs and expenses.

13. Entire Agreement; Oral Evidence. This Agreement constitutes the entire Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement of the change, waiver discharge or termination is sought.

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14. Additional Documents. The parties hereto shall execute such additional instruments as may be reasonably required by their counsel in order to carry out the purpose and intent of this Agreement and to fulfill the obligations of the parties hereunder.

15. Governing Law. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed in accordance with the Warrant Purchase Agreement.

16. Modification. Any modifications to or waivers with respect to this Agreement shall be made in accordance with Section 10 of the Warrant Purchase Agreement.

17. Section or Paragraph Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed personally or by a duly authorized representative thereof as of the day and year first above written.

Company:

BRERA HOLDINGS PLC

By:
Name:
Title:

Investors:

GUY HIRSCH

Address (for notice purposes):

TARIQ SALEM EBRAHEEM ALSAMAN ALNUAIMI

Address (for notice purposes):

KEREN KALIMA MAIMON

Address (for notice purposes):

RON SADE

Address (for notice purposes):

ALYAZI SAEED AHMED ALKHATTAL ALMHEIRI

Address (for notice purposes):